UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2023

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400 Fort Worth, TX	76102
(Address of principal executive offices)	(zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Non-Redemption Agreements

As previously disclosed in the Proxy Statement (as defined below) filed by Black Mountain Acquisition Corp. (the “Company”), the Company has called a special meeting on November 17, 2023 (the “Special Meeting”) to approve, among other proposals, the Extension Amendment Proposal (as defined below).

As previously disclosed in the Current Report on Form 8-K filed by Black Mountain Acquisition Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 8, 2023, the Company and Black Mountain Sponsor LLC (the “Sponsor”) intended to enter into one or more Non-Redemption Agreements (as defined below) in connection with the Special Meeting.

Between November 14, 2023 and November 17, 2023, the Company and the Sponsor entered into separate non-redemption agreements (the “Non-Redemption Agreements”) with a number of stockholders (collectively, the “Investors”), pursuant to which, among other things, the Investors agreed to not redeem (or validly rescind any redemption requests on) up to an aggregate of 1,946,932 shares of Public Stock (as defined below) held by the Investors (the “Non-Redeemed Shares”) in connection with the Special Meeting in exchange for the Sponsor transferring to the Investors up to an aggregate of 608,416 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), initially purchased in a private placement prior to the Company’s initial public offering (the “Founder Shares”) held by the Sponsor immediately following the consummation of an initial business combination if the Investors continue to hold such Non-Redeemed Shares through the Special Meeting. The Founder Shares are not entitled to receive funds from the Trust Account (as defined below) through redemptions or otherwise and will remain subject to the existing transfer restrictions.

The Non-Redemption Agreements were not expected to increase the likelihood that all of the proposals to be voted on at the Special Meeting are approved by the Company’s stockholders but were expected to increase the amount of funds that remain in the Trust Account following the Special Meeting.

The foregoing description of the Non-Redemption Agreements is qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Second Amended and Restated Investment Management Trust Agreement

As approved by the stockholders of the Company at the Special Meeting the Company and Continental Stock Transfer & Trust Company entered into the Second Amended and Restated Investment Management Trust Agreement, dated as of November 17, 2023 (the “Second A&R IMTA”). The Second A&R IMTA reflects the Monthly Extension Option (as defined below).

The foregoing description of the Second A&R IMTA is qualified in its entirety by reference to the full text of the Second A&R IMTA, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s stockholders at the Special Meeting, the Company filed the Third Amended and Restated Charter (the “Amended Charter”) with the Secretary of State of the State of Delaware on November 17, 2023 in order to implement the Monthly Extension Option.

The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2023, the Company convened the Special Meeting, and the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement on Schedule 14A (File No. 001-40907), filed by the Company with the SEC on October 24, 2023, as supplemented by the proxy supplements filed with the SEC on November 8, 2023, November 13, 2023 and November 17, 2023 (the “Proxy Statement”).

There were 11,843,226 shares of common stock issued and outstanding at the close of business on October 20, 2023, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 9,626,810 shares present either by proxy or online, representing approximately 81.3% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Extension Amendment Proposal

The stockholders approved and adopted the Amended Charter to allow the Company’s board of directors (the “Board”), without another stockholder vote, to elect to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (such date, the “Deadline Date”) up to six times for an additional one month each time (the “Monthly Extension Option” and each monthly extension, an “Extension Period”) without depositing any additional funds into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO” and such proposal, the “Extension Amendment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
9,502,964	123,846	0

Proposal No. 2 – The Trust Amendment Proposal

The stockholders approved and adopted the Second A&R IMTA to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
9,502,964	123,846	0

Proposal No. 3 – The Adjournment Proposal

The stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock in the capital of the Company represented to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions
9,502,964	123,846	0

Item 8.01	Other Events.

Stockholders holding 3,055,729 of the shares of Class A Common Stock, issued as part of the units sold in the IPO (the “Public Stock”) exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $32.5 million (or approximately $10.64 per share) will be removed from the Trust Account to pay such holders.

On November 17, 2023, the Company issued a press release announcing the results of the Special Meeting and that the Board has elected to extend the Deadline Date from November 18, 2023 to December 18, 2023, as permitted under the Amended Charter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of the Company.

10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2023 (File No. 001-40907)).

10.2	Second Amended and Restated Investment Management Trust Agreement, dated as of November 17, 2023, between the Company and Continental Stock Transfer & Trust Company.

99.1	Press Release, dated November 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2023

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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